Rational/ReSolve Adaptive Asset Allocation Fund

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

November 26, 2024

The information in this Supplement amends certain information contained in the
Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2024, as supplemented.

Effective January 1, 2025, the Fund’s name will change to “Return Stacked® Balanced Allocation & Systematic Macro Fund”.

The change in the Fund’s name is related to planned changes to the Fund’s investment strategy. Following regulatory review, these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information dated on or about January 1, 2025.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2024, as supplemented, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.